                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 12, 1994


                             THE ACTAVA GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                                  1-5706                           58-0971455
- - -------------------------------            ------------------------              -------------------
(State or other jurisdiction of            (Commission File Number)              (I.R.S. Employer
 incorporation or organization)                                                  Identification No.)



             4900 GEORGIA-PACIFIC CENTER, ATLANTA, GEORGIA   30303
             -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)



    Registrant's telephone number, including area code         404/658-9000
                                                               ------------

ITEM 2.

  On August 12, 1994, JCJ, Inc. ("JCJ"), a wholly owned subsidiary of The Actava Group Inc. (the "Company"), sold its interest in Qualex Inc. ("Qualex") to Eastman Kodak Company ("Kodak"), and both JCJ and the Company entered into a covenant not to compete and a release in favor of Kodak in exchange for payments in cash and notes totaling $150 million. Qualex is a wholesale photofinishing company created in 1988 through a merger of the Company's and Kodak's photofinishing operations. Qualex had been jointly owned by the Company or an affiliate and Kodak since its formation.

  JCJ sold to Kodak its 50% ownership interest in Qualex in exchange for a total purchase price of $136 million. The purchase price consisted of a $36 million cash payment on August 12, 1994 and a $100 million note, payable in two installments of $50 million each, without interest, on February 13, 1995 and August 11, 1995. In the second quarter of 1994, the Company provided for an anticipated loss of $37.9 million on the sale of its interest in Qualex. Because the principal amount due under the note does not bear interest, the Company discounted the value of the note to $92.8 million for financial reporting purposes and will record imputed interest income of $7.2 million over the term of the note.

  In addition, in exchange for a cash payment on August 12, 1994 of $10 million, both JCJ and the Company entered into a covenant-not-to-compete with Kodak, under which both JCJ and the Company have agreed not to engage in certain activities for a period which ends on August 12, 1999. Both JCJ and the Company also executed a release in favor of Kodak with regard to certain items arising under the Shareholders' Agreement dated as of December 7, 1987, as amended, between the Company and Kodak in exchange for a $4 million cash payment on August 12, 1994. The consideration for the Company's interest in Qualex and the covenant-not-to-compete and release were determined by arm's length negotiation.

  There was no material relationship, other than the joint ownership of Qualex and related matters, between Kodak and the Company or any of its affiliates, any director or officer of the Company or any associate of such director or officer.

ITEM 5.  Other Events

   On June 8, 1993, the Company, through a wholly owned subsidiary, acquired substantially all the assets of Diversified Products Corporation ("DP") for a net purchase price consisting of $11.6 million in cash, the issuance of 1,090,909 shares of the Company's Common Stock (the "Acquisition Shares") valued at $12 million, and the assumption or payment of certain liabilities including trade payables and a revolving credit facility. The Company also entered into an agreement providing the holder of the Acquisition Shares (the "Holder") with the right to receive additional payments depending upon the value of the Acquisition Shares over a period of not longer than one year from the purchase date. The agreement gives the Holder the right under certain circumstances to require the Company to purchase the Acquisition Shares at a price equal to $11.00 per share. The repurchase of the Acquisition Shares will not increase the cost recorded by Actava for DP, but will affect the manner in which the total purchase price is recorded by Actava. The right of the Holder to receive additional payments of cash became exercisable after June 8, 1994 and would have expired if not exercised on or before August 7, 1994. On August 3, 1994, the Holder agreed to extend the exercise date to February 7, 1995 in exchange for the payment by Actava of a $435,000 fee and an irrevocable letter of credit in the amount of $12.0 million which is available and payable to the Holder on February 17, 1995 upon demand and tender of the Acquisition Shares. On August 17, 1994, an amendment to the Shareholder Rights Agreement dated June 8, 1993 between the Company and Westinghouse Electric Corporation was executed to confirm the August 3, 1994 agreement. A copy of the amendment is herewith filed as an exhibit.

Item 7.  Financial Statements and Exhibits


(b)  Pro Forma Financial Information


                             THE ACTAVA GROUP INC.
                           PRO FORMA BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


  The following Pro Forma Balance Sheet reflects the consolidated balance sheet of the Company as of June 30, 1994, and the adjustments necessary to reflect the balance sheet as it might have been affected if the sale of the Company's interest in Qualex had been consummated on June 30, 1994. The statements are based on the assumptions explained herein. These pro forma statements do not necessarily reflect the financial position as it would have been if the Company had sold its interest in Qualex on June 30, 1994. The pro forma information presented should be read in conjunction with the separate audited and unaudited consolidated financial statements and notes thereto of the Company, which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and its Quarterly Report on Form 10-Q for the six months ended June 30, 1994, and the Pro Forma Statements of Continuing Operations and notes thereto filed herewith.


                             THE ACTAVA GROUP INC.
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                 (In Thousands)
                                  (Unaudited)


                                                        Pro Forma
ASSETS                                   Actava        Adjustments          Pro Forma
                                        --------       -----------          ---------
Current Assets

  Cash                                  $ 14,015        $  50,000 (a)        $ 64,015
  Short-term investments                  31,922                               31,922
  Receivables                            177,272                              177,272
  Inventories                             67,051                               67,051
  Prepaid expenses                         4,710                                4,710
  Future income tax benefits              25,343                               25,343
  Note receivable from Kodak                   -           92,832              92,832
                                        --------        ---------            --------
     Total current assets                320,313          142,832             463,145

Investment in Qualex                     142,832         (142,832)(a)               -

Property, plant and equipment            113,455                              113,455
Less allowances for depreciation         (44,351)                             (44,351)
                                        --------        ---------            --------
                                          69,104                               69,104

Notes receivable
  from Triton Group Ltd.                  19,226                               19,226
Other assets                               5,610                                5,610
Long-term investments                     15,473                               15,473
Intangibles                               15,048                               15,048
                                        --------        ---------            --------

     Total assets                       $587,606        $       -            $587,606
                                        ========        =========            ========

                             THE ACTAVA GROUP INC.
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                 (In Thousands)
                                  (Unaudited)


                                                                              Pro Forma
LIABILITIES AND                                           Pro Forma             as of
  STOCKHOLDERS' EQUITY                    Actava        Adjustments          June 30, 1994
                                        ---------      -------------         -------------
Current Liabilities

Accounts payable, accrued expenses
  and other current liabilities         $ 116,121        $                   $ 116,121

Notes payable                             100,447                              100,447
Current portion of long-term debt           4,604                                4,604
                                        ---------        ---------           ---------
     Total current liabilities            221,172                              221,172

Deferred income taxes                      33,621                               33,621
Long-term debt                              2,107                                2,107
Subordinated debt                         187,787                              187,787
Redeemable common stock                    12,000                               12,000

Stockholders' equity:
  Common Stock                             22,768                               22,768
  Additional capital                       36,310                               36,310

  Retained earnings                       179,719                              179,719
  Less treasury stock - at cost          (107,878)                            (107,878)
                                        ---------        ---------           ---------
     Total equity                         130,919                              130,919
                                        ---------        ---------           ---------

     Total liabilities and
       stockholders' equity             $ 587,606        $                   $ 587,606
                                        =========        =========           =========



  (a) Represents the disposition of the Company's equity investment in Qualex of $142,832,000 in exchange for a cash payment of $36,000,000 and a non-interest bearing note with a discounted value of $92,832,000. The note has required payments of $50,000,000 each on the dates six and twelve months from the date of the transaction. Also reflects the receipt of cash payments by the Company of $10,000,000 and $4,000,000 in exchange for a covenant-not-to-compete and a release relating to certain items arising under the Qualex Shareholders' Agreement dated as of June 7, 1987, between Kodak and the Company, respectively.

                             THE ACTAVA GROUP INC.
                PRO FORMA STATEMENTS OF CONTINUING OPERATIONS
                    (In Thousands, Except Per Share Data)
                                  (Unaudited)



  The following Pro Forma Statements of Continuing Operations reflect the consolidated results of operations of the Company for the two years ended December 31, 1991 and 1992 after classifying Qualex's results of operations as dicontinued as a result of the sale of the Company's interest in Qualex as if it had occurred on January 1, 1991. The statements are based on the assumptions explained herein. These pro forma statements do not necessarily reflect the results of operations as they would have been if the Company had disposed of its interest in Qualex on January 1, 1991. The information presented below should be read in conjunction with the separate audited consolidated financial statements and notes thereto of the Company for the years ended December 31, 1991 and 1992 included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.


                             THE ACTAVA GROUP INC.
           PRO FORMA CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                     (In Thousands, Except Per Share Data)
                                  (Unaudited)

                                                       Year Ended December 31, 1991
                                          ---------------------------------------------------
                                             Actava            Qualex (a)          Pro Forma
                                          ------------        -----------        ------------
Net Sales                                    $ 924,635          $ 649,728          $ 274,907

Cost and Expenses:
  Costs of products sold                       608,283            385,730            222,553
  Selling, general & administrative            352,043            235,979            116,064
                                             ---------          ---------          ---------
     Total operating expenses                  960,326            621,709            338,617
                                             ---------          ---------          ---------

     Operating (Loss)                          (35,691)            28,019            (63,710)

  Interest (expense)                           (23,534)            (3,871)           (19,663)
  Other income -- net                            3,537                602              2,935
                                             ---------         ----------         ----------

  (Loss) before income taxes and
    minority interest                          (55,688)            24,750            (80,438)
  Income tax (benefit)                         (10,033)            14,418            (24,451)
                                             ---------          ---------          ---------

  Income (loss) before Minority Interest       (45,655)            10,332            (55,987)
  Minority Interest                             (5,166)            (5,166)                 -
                                             ----------          ---------          ---------
  (Loss) from Continuing Operations          $ (50,821)         $   5,166          $ (55,987)
                                             =========          =========          =========

Average Common and Common
  Equivalent Shares:
    Primary                                     16,526                                16,526
    Fully Diluted                               16,526                                16,526

(Loss) Per Share of Stock:
  Primary--(Loss) from
    Continuing Operations                    $   (3.07)                            $   (3.39)

  Fully Diluted --(Loss) from
    Continuing Operations                    $   (3.07)                            $   (3.39)

(a) Represents deletion of the financial accounts of Qualex to the extent included in the Company's consolidated results of continuing operations.

                             THE ACTAVA GROUP INC.
          PRO FORMA CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                    (In Thousands, Except Per Share Data)
                                 (Unaudited)


                                                       Year Ended December 31, 1992
                                          ---------------------------------------------------
                                             Actava            Qualex (a)          Pro Forma
                                          ------------        -----------        ------------
Net Sales                                   $1,148,743         $  770,853         $  377,890

Cost and Expenses:
  Costs of products sold                       743,130            459,495            283,635
  Selling, general & administrative            333,477            256,722             76,755
                                            ----------         ----------         ----------
     Total operating expenses                1,076,607            716,217            360,390
                                            ----------         ----------         ----------

     Operating Income                           72,136             54,636             17,500

  Interest (expense)                           (33,454)           (12,643)           (20,811)
  Other income -- net                            6,099              1,448              4,651
                                            ----------        -----------        -----------

  Income before income taxes and
    minority interest                           44,781             43,441              1,340
  Income tax expense                            23,328             21,666              1,662
                                            ----------         ----------         ----------

  Income (loss) before Minority Interest        21,453             21,775               (322)
  Minority Interest                            (10,888)           (10,888)                 -
                                            -----------       ------------         ---------
  Income (Loss) from Continuing Operations  $   10,565         $   10,887         $     (322)
                                            ==========         ==========         ==========

Average Common and Common
  Equivalent Shares:
    Primary                                     16,544                                16,544
    Fully Diluted                               16,544                                16,544

Income (Loss) Per Share of Stock:
  Primary--Income (Loss) from
    Continuing Operations                    $    0.64                             $   (0.02)

  Fully Diluted -- Income (Loss) from
    Continuing Operations                    $    0.64                             $   (0.02)

(a) Represents deletion of the financial accounts of Qualex to the extent included in the Company's consolidated results of continuing operations.

  The following Pro Forma Statements of Continuing Operations reflect the consolidated results of operations of the Company for the year ended December 31, 1993 and the six months ended June 30, 1994 after classifying the results of operations or Qualex as discontinued and after giving effect to the sale of the Company's interest in Qualex as if the disposition had taken place at January 1, 1993. The statements are based on the assumptions explained herein. These pro forma statements do not necessarily reflect the results of operations as they would have been if the Company had disposed of its interest in Qualex on January 1, 1993. The information presented below should be read in conjunction with the separate audited and unaudited consolidated financial statements and notes thereto of the Company which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and its Quarterly Report on Form 10-Q for the six months ended June 30, 1994, and the Pro Forma Balance Sheet and notes thereto included elsewhere in this Report.

                             THE ACTAVA GROUP INC.
                  PRO FORMA STATEMENT OF CONTINUING OPERATIONS
                     (In Thousands, Except Per Share Data)
                                  (Unaudited)


                                               Year Ended December 31, 1993
                                  ------------------------------------------------------
                                                    Adjustments for
                                                 ----------------------
                                    Actava        Qualex (a)    Other         Pro Forma
                                  ----------     --------     ---------       ---------
Net Sales                         $1,241,111     $775,299      $              $465,812

Cost and Expenses:
  Costs of products sold             957,440      555,969                      401,471
  Selling, general and
    administrative                   256,958      167,983                       88,975
                                  ----------     --------      --------       --------
     Total operating expenses      1,214,398      723,952                      490,446

     Operating Profit (Loss)          26,713       51,347                      (24,634)

Interest (expense)                   (43,299)     (16,488)                     (26,811)
Other income (expense) - net          (2,915)      (1,209)        7,168(b)(c)    5,462
                                  ----------     --------      --------       --------
(Loss) Before Income Taxes, &
  Minority Interest                  (19,501)      33,650         7,168        (45,983)

Income Tax Expense (Benefit)          15,163       16,598                       (1,435)
                                  ----------     --------      --------       --------
(Loss) Before Minority Interest      (34,664)      17,052         7,168        (44,548)

Minority Interest                     (8,526)      (8,526)                           -
                                  ----------     --------      --------       --------

(Loss) from Continuing Operations $  (43,190)    $  8,526      $  7,168       $(44,548)
                                  ==========     ========      ========       ========


Average Common and Common
  Equivalent Shares:
    Primary                           17,163                                    17,163
    Fully Diluted                     17,163                                    17,163

(Loss) Per Share of Stock:
  Primary -- (Loss) from
    Continuing Operations             $(2.52)                                   $(2.60)

  Fully Diluted -- (Loss) from
    Continuing Operations             $(2.52)                                   $(2.60)



(a) Represents deletion of the financial accounts of Qualex to the extent included in the Company's consolidated results of continuing operations.

(b) Represents imputed interest income of $7,168,000 on the $100,000,000 non-interest bearing note received by the Company in the sale of its investment in Qualex.

(c) No pro forma investment income from the proceeds received by the Company from the sale of its investment in Qualex is included in the pro forma financial statement.

                             THE ACTAVA GROUP INC.
                  PRO FORMA STATEMENT OF CONTINUING OPERATIONS
                     (In Thousands, Except Per Share Data)
                                  (Unaudited)


                                               Six Months Ended June 30, 1994
                                    ----------------------------------------------------
                                                      Adjustments for
                                                   ---------------------
                                     Actava  (a)       Qualex        Other     Pro Forma
                                    --------          --------     --------    ---------
Net Sales                           $279,214       $            $               $279,214

Cost and Expenses:
  Costs of products sold             233,488                                     233,488
  Selling, general and
    administrative                    49,908                                      49,908
                                    --------       --------     --------        --------
     Total operating expenses        283,396                                     283,396

     Operating (Loss)                 (4,182)                                     (4,182)

Interest (expense)                   (14,822)                                    (14,822)
Other income -- net                      741                                         741
                                    --------       --------     --------        --------
(Loss) Before Income Taxes &
    Discontinued Operations          (18,263)                                    (18,263)

Income Tax Expense                         -                                           -
                                    --------       --------     --------        --------

(Loss) from Continuing Operations   $(18,263)                                   $(18,263)
                                    ========       ========     ========        ========


Average Common and Common
  Equivalent Shares:
    Primary                           17,918                                      17,918
    Fully Diluted                     17,918                                      17,918

(Loss) Per Share of Stock:
  Primary -- (Loss) from
    Continuing Operations             $(1.02)                                     $(1.02)

  Fully Diluted -- (Loss) from
    Continuing Operations             $(1.02)                                     $(1.02)

(a) Reflects Actava's historical financial information as previously reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1994. The sale of Actava's 50% ownership interest in Qualex had been given effect in the Company's results of operations for the quarter ended June 30, 1994, by treating Qualex as a discontinued operation. Discontinued operations are excluded from the condensed pro forma statement set forth above.


(b) No pro forma investment income from the proceeds received by the Company in the herein described transaction is included in the pro forma financial statement.

(c)  Exhibits


Exhibit
Number          Description
- - -------  ----------------------------------------------------------------------

  2(a) Stock Purchase Agreement by and among JCJ, Inc., Eastman Kodak Company and The Actava Group Inc. dated August 12, 1994. Also filed as exhibits thereto are: Exhibit A - Promissory Note; Exhibit B - Seller Release; and, Exhibit C - Noncompetition Agreement. The following is a list of omitted schedules (or similar attachments) which the Company as registrant agrees to furnish supplementally to the Commission upon request: Exhibit D - Certificate of Incorporation of Qualex Inc.; Exhibit E - By-Laws of Qualex Inc.; Exhibit F - Buyer Release;
         Schedule 1 - Shares Owned by Seller; Schedule 2.02 - Capitalization of Qualex Inc.; and, Schedule 2.06 - Agreements between The Actava Group Inc. and Qualex Inc.

  99 Amendment dated August 17, 1994 to Shareholder Rights Agreement between the Company and Westinghouse Electric Corporation dated June 8, 1993.




Item 8.  Change in Fiscal Year

            On August 12, 1994, the Company's Board of Directors approved a change in the Company's fiscal year from a calendar year-end to a fiscal year ending on August 31, to be effective for the year ending August 31, 1994. The resulting transition period will be covered on Form 10-K to be filed for the year ended August 31, 1994.

                                   SIGNATURES




  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE ACTAVA GROUP INC.
                                 ------------------------------
                                 Registrant




                                 /s/  Frederick B. Beilstein, III
                                 --------------------------------
                                      Frederick B. Beilstein, III
                                      Senior Vice President and
                                      Chief Financial Officer




Dated:  August 25, 1994

                                 Exhibit Index



Exhibit
Number          Description
- - -------  ----------------------------------------------------------------------

  2(a) Stock Purchase Agreement by and among JCJ, Inc., Eastman Kodak Company and The Actava Group Inc. dated August 12, 1994. Also filed as exhibits thereto are: Exhibit A - Promissory Note; Exhibit B - Seller Release; and, Exhibit C - Noncompetition Agreement. The following is a list of omitted schedules (or similar attachments) which the Company as registrant agrees to furnish supplementally to the Commission upon request: Exhibit D - Certificate of Incorporation of Qualex Inc.; Exhibit E - By-Laws of Qualex Inc.; Exhibit F - Buyer Release;
         Schedule 1 - Shares Owned by Seller; Schedule 2.02 - Capitalization of Qualex Inc.; and, Schedule 2.06 - Agreements between The Actava Group Inc. and Qualex Inc.

  99 Amendment dated August 17, 1994 to Shareholder Rights Agreement between the Company and Westinghouse Electric Corporation dated June 8, 1993.